EXHIBIT 99.3
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                                                                EXECUTION COPY
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                           ADMINISTRATION AGREEMENT


     This ADMINISTRATION AGREEMENT, dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and among MERRILL AUTO TRUST SECURITIZATION 2005-1, a Delaware statutory trust (the "Issuer"), MERRILL LYNCH BANK USA, a Utah industrial bank, as administrator (in such capacity, the "Administrator"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as master servicer (the "Master Servicer"), and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Indenture Trustee (in such capacity, the "Indenture Trustee").

     WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture and the Certificates pursuant to the Amended and Restated Trust Agreement and has entered into certain agreements in connection therewith, including (i) the Sale and Servicing Agreement, dated as of May 31, 2005, among the Issuer, the Master Servicer and the Depositor (the "Sale and Servicing Agreement") and
(ii) the Indenture, dated as of May 31, 2005, among the Issuer, the Indenture Trustee and the Securities Administrator (the "Indenture", and together with the Sale and Servicing Agreement, the "Related Agreements");

     WHEREAS, the Issuer, Owner Trustee and the Master Servicer desire to have the Administrator perform certain duties of the Master Servicer under the Sale and Servicing Agreement and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request;

     WHEREAS, Merrill Lynch & Co. ("ML&CO." or the "Administrator Guarantor") has provided a Guarantee, dated June 23, 2005, with respect to this Agreement in the form attached hereto as Exhibit A (the "Administrator Guarantee"); and

     WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer, Owner Trustee and the Master Servicer on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined in this Agreement (including the recitals) are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to usage that shall be applicable herein.

     2. Duties of the Administrator. (a) The Administrator agrees to perform all of its duties as Administrator, if any, that are expressly set forth to be performed by it under the Sale and Servicing Agreement or the Indenture.


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     (b) In addition to the foregoing, the Administrator shall take, in the name and on behalf of the Master Servicer, all appropriate action that is the duty of the Master Servicer to take, with respect to the following matters under the Sale and Servicing Agreement (references are to sections of the Sale and Servicing Agreement):

          (A) The repurchase of any Receivable pursuant to Section 3.6, including payment of the related Purchase Amount, as specified therein, to the extent that a corresponding obligation to repurchase such Receivable does not exist or is not exercisable under the related Receivables Servicing Agreement or, if the corresponding obligation does exist and is exercisable, the related Receivables Servicer has failed to perform in its repurchase obligation with respect thereto, and upon any such repurchase by the Administrator, the Issuer and the Master Service shall complete any assignments as may be necessary to transfer the related Receivable to the Administrator and the Administrator shall succeed to all rights of the Issuer and the Master Servicer to enforce any repurchase or other remedies with respect to such Receivable as against the related Receivables Servicer.

          (B) The Administrator shall establish and maintain each of the accounts set forth in Section 4.1(a). Such accounts may be maintained as one or more separate accounts at the Administrator's discretion. Each such deposit account shall be maintained as an account of the Administrator over which the Administrator shall have sole dominion and control; provided that, all Collections held by the Administrator shall be held by it for the benefit of the Noteholders and the Counterparties and as agent of the Issuer and as part of the Trust Property; and provided, further, that, notwithstanding Section 4.1(a), the Administrator shall remit all Collections into the Collection Account within two Business Days of its receipt thereof if (i) MLBUSA is no longer the Administrator, (ii) MLBUSA continues to act as Administrator but either (x) ML&Co does not have a short-term senior unsecured debt rating equal to or higher than "Prime-1" by Moody's, "A-1" by Standard & Poor's and "F-1" by Fitch or (y) the Administrator Guarantee has been terminated or notice of its termination has been issued by ML&Co (unless in the case of either of the events set forth in clauses (x) and (y), MLBUSA itself has obtained each of the ratings set forth in clause (x)) or (iii) an event with respect to the Administrator that is described in
     Section 9(c) hereof shall have occurred and is continuing.

          (C) Subject to clause (B) above, on the Business Day prior to each Payment Date, the Administrator on behalf of the Master Servicer shall pay and remit to the Master Servicer for deposit in the Collection Account the Available Collections for the related Collection Period and, to the extent necessary to accomplish such remittance, shall instruct the Depository Institution to withdraw from each deposit account referred to in Section 4.1(a) for deposit into the Collection Account the Available Collections for the related Collection Period. The amount of Available Collections for each Collection Period shall be determined by the Master Servicer based on its aggregating of the remittance information provided by the Receivables Servicers under the Receivables Servicing Agreements. The Administrator shall cause the Receivables Servicers to provide monthly remittance information directly to the Master Servicer, or to the extent the Receivables Servicers nonetheless provide such information to the Administrator, the Administrator shall transmit such information to the Master Servicer upon receipt. In the event that the Administrator fails to remit Available Collections into the Collection


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     Account as and when required pursuant to this Section 2(b)(C), the
     Securities Administrator shall make a demand of the Administrator Guarantor for such amount pursuant to the Administrator Guarantee.

          (D) The Administrator shall be responsible for the calculation of the aggregate Purchase Amount of the Receivables pursuant to Section 8.1 and the timely reporting of such information to the Master Servicer.

     (c) In addition to the foregoing, the Administrator shall take, in the name and on behalf of the Issuer, all appropriate action that is the duty of the Issuer or the Indenture Trustee to take, with respect to the following matters under the Indenture (references are to sections of the Indenture):

          (A) Upon request, pursuant to Section 3.4, assist in the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate, except as provided in Section 3.15 of the Sale and Servicing Agreement.

          (B) The Administrator shall be responsible for the notification pursuant to Section 3.7 of an Event of Servicing Termination under the Sale and Servicing Agreement to the extent it has actual knowledge of such event and, if such Event of Servicing Termination arises from the failure of the Master Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, upon the request of the Securities Administrator the taking of all reasonable steps available to the Issuer to remedy such failure.

          (C) The Administrator shall, pursuant to Section 3.7, be responsible for the notification to the Securities Administrator of (i) the termination of the Master Servicer and (ii) the appointment of a Successor Master Servicer.

          (D) Pursuant to Section 3.14, the Administrator shall have the duty to cause the Master Servicer to comply with Sections 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14 and 4.7 and Article VI of the Sale and Servicing Agreement.

          (E) The delivery of the written notice to the Indenture Trustee, the Securities Administrator, the Counterparties and the Rating Agencies, set forth in Section 3.19, of each Event of Default under the Indenture and each default by the Master Servicer under the Sale and Servicing Agreement.

          (F) Performance of the Issuer's obligations under Section 3.20 related to the Interest Rate Swap Agreements.

          (G) Pursuant to Section 4.1, the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of an Opinion of Counsel and the Independent Certificate relating thereto.

          (H) Pursuant to Section 11.1(a), the preparation and delivery of all Opinions of Counsel with respect to any request by the Issuer to the Indenture Trustee to take any action under the Indenture.


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     (d) In addition to the foregoing, the Administrator shall repurchase any
E-Loan Receivable by remitting the related Purchase Amount to the Collection Account in the manner set forth in Section 2.3 of the Sale and Servicing Agreement if the E-Loan Title Rep with respect to such E-Loan Receivable has been breached as of the 240th day following the related funding date under the E-Loan Purchase and Sale Agreement referred to below or as of such earlier date on which the related E-Loan Receivable becomes a Defaulted Receivable; provided, that, except in the case of a Defaulted Receivable as set forth above, the Administrator shall not be required to repurchase any E-Loan Receivable under this Section 2(d) prior to September 22, 2005 (90 days after the Closing Date). As used in this Section 2(d), the "E-Loan Title Rep" means the representation and warranty referred to in Section 3.03 of the E-Loan Purchase and Sale Agreement, dated as of March 30, 2005, between the Seller and E-Loan Auto Fund One, L.L.C., which shall be deemed to have been breached for purposes of this Section 2(d) if the relevant Title Document (as defined therein) showing E-Loan, Inc. as first lienholder has not been received by the Seller or its agent by the 240th day following the funding date for such Receivable or as of such earlier date on which such Receivable becomes a Defaulted Receivable. In the event that the Administrator becomes obligated to repurchase an E-Loan Receivable under this Section 2(d) during any Collection Period, it shall remit the Purchase Amount therefor into the Collection Account on the Business Day preceding the Payment Date for the next succeeding Collection Period, unless E-Loan has previously repurchased such Receivable under the terms of its Purchase and Sale Agreement. In the event the Administrator repurchases a Receivable under this Section 2(d), it shall thereby succeed to all of the right, title and interest of the Issuer and the Depositor in and to such Receivable, including all rights to enforce the obligations of E-Loan with respect to such Receivable under the E-Loan Purchase and Sale Agreement.

     (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Master Servicer and the Depositor at any time during normal business hours.

     4. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and, as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive a fee, for each Collection Period equal to all reinvestment income on all Collections on the Receivables prior to the deposit by the Administrator of such Collections into the Collection Account as set forth in Section 2(b) hereof. The Administrator shall retain such reinvestment income as and when realized by it.

     5. Additional Matters Regarding the Master Servicer. (a) The Administrator shall furnish to the Master Servicer from time to time such additional information regarding the Receivables as the Master Servicer shall reasonably request and which the Administrator can obtain without unreasonable difficulty or expense, and shall assist the Master Servicer in obtaining information from the Receivables Servicers.


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     (b) The Administrator shall provide a back-up certification to the Master
Servicer, in connection with the Master Servicer's obligation to execute and file the Form 10-K Certification pursuant to Section 3.14 of the Sale and Servicing Agreement, with respect to its compliance with its obligations under this Agreement during the preceding calendar year.

     (c) In the event that (i) the Master Servicer suffers any loss as a result of the negligence or misconduct of any Receivables Servicer in the performance of its duties under the applicable Receivables Servicing Agreement, but (ii) the Master Servicer is unable to obtain compensation for such loss pursuant to the indemnification provisions of such Receivables Servicing Agreement or under the Sale and Servicing Agreement, the Administrator shall indemnify the Master Servicer for any such loss for which the Master Servicer was not indemnified by such Receivables Servicer or reimbursed under the Sale and Servicing Agreement.

     (d) In the event that (i) the information provided to the Master Servicer by any Receivables Servicer contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements made, not misleading and (ii) the Master Servicer suffers any loss as a result (notwithstanding the provisions of Section 6.4 of the Sale and Servicing Agreement), and (iii) the Master Servicer is unable to obtain compensation for such loss pursuant to the provisions of the related Receivables Servicing Agreement or under the Sale and Servicing Agreement, the Administrator shall indemnify the Master Servicer for any such loss for which the Master Servicer was not indemnified by such Receivables Servicer or reimbursed under the Sale and Servicing Agreement.

     (e) In the event that any Receivables Servicer fails to provide any report or certification required by the related Receivables Servicing Agreement in a timely manner, which in the judgment of the Master Servicer prevents the Master Servicer from preparing a certification or report required of the Master Servicer, the Master Servicer shall notify the Administrator and take direction from the Administrator whether the Master Servicer shall (i) proceed without such information or certification for the Receivables Servicer, or (ii) delay the filing of such report or certification pending receipt of such information or certification from the Receivables Servicer, and in either case the Administrator shall indemnify the Master Servicer for any loss as a result of following the Administrator's direction.

     (f) The indemnification rights of the Master Servicer as against the Administrator in clauses (c), (d), and (e) of this Section 5, shall be subject to the limitations set forth in clauses (i), (ii) and (iii) of Section 6.4(c) of the Sale and Servicing Agreement. In addition, in no event shall the Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

     6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Master Servicer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer or the Master Servicer, the Administrator shall have no authority to act for or represent the


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Issuer, the Master Servicer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer, the Master Servicer or the Owner Trustee.

     7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer, the Master Servicer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     8. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Master Servicer, the Owner Trustee or the Indenture Trustee.

     9. Term of Agreement; Resignation and Removal of Administrator. (a) This Agreement shall continue in force until the termination of the Issuer in accordance with Section 9.01 of the Trust Agreement, upon which event this Agreement shall automatically terminate.

     (b) Subject to Sections 9(d) and 9(e), the Administrator may resign its duties hereunder by providing the Issuer and the Indenture Trustee with at least sixty days' prior written notice.

     (c) Subject to Sections 9(d) and 9(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator (with a copy to the Indenture Trustee) if any of the following events shall occur:

          (i) the Administrator shall default in any material respect in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten Business Days (or, if such default cannot be cured in such time, such longer period acceptable to the Issuer); or

          (ii) an Insolvency Event with respect to the Administrator.

     The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) Business Days after the happening of such event.

     (d) No resignation or removal of the Administrator pursuant to this
Section 9 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. The Issuer shall provide written notice of any such resignation or removal to the Indenture Trustee, with a copy to the Rating Agencies.

     (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.


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     10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or
(c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

     (a) if to the Issuer or the Owner Trustee, to:

              MERRILL AUTO TRUST SECURITIZATION 2005-1
              c/o U.S. Bank Trust National Association
              EP-MN-WS3D
              60 Livingston Avenue
              St. Paul, Minnesota 55107-2292
              Attention:  Eve Kaplan
              Telephone:     (651) 495-3851
              Facsimile:     (651) 495-8090

     (b) if to the Administrator, to:

              MERRILL LYNCH BANK USA
              c/o Merrill Lynch & Co.
              Four World Financial Center,
              North Tower
              New York, New York 10080
              Attention: John F. Blackburn
              Telephone:     (212) 449-9025
              Facsimile:     (212) 449-9015

     (c) if to the Indenture Trustee, to:

              HSBC BANK USA, NATIONAL ASSOCIATION
              10 East 40th Street, 14th Floor
              New York, New York 10016
              Attention:     Susie Moy
              Telephone:     (212) 525-1362
              Facsimile:     (212) 525-1300

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.


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     12. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Master Servicer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee (which consent shall not unreasonably be withheld), without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Master Servicer, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee (which consent shall not unreasonably be withheld) and the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Noteholders and Certificateholders which are required to consent to any such amendment, without the consent of the Noteholders of all the Notes Outstanding and Certificateholders of Certificates evidencing 100% of the Certificate Percentage Interest. Promptly after the execution of any such amendment, the Administrator shall furnish written notification of such amendment to each Rating Agency.

     13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee (which consent shall not unreasonably be withheld) and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Master Servicer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     15. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.


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     16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

     17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     18. No Set-off. All payments required hereunder by the Administrator shall be made without set-off or counterclaim of any nature.

     19. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of the Issuer by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall U.S. Bank Trust National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by HSBC Bank USA, National Association, not in its individual capacity but solely as Indenture Trustee and in no event shall HSBC Bank USA, National Association, in its individual capacity or any of its officers, directors, employees, representatives or agents have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     20. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it was a party hereto.

     21. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, neither the Administrator nor the Indenture Trustee shall, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     22. Rights of Indenture Trustee. The Indenture Trustee shall be provided all of the rights, protections, immunities and indemnities afforded it under the Indenture.


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     IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

                            MERRILL AUTO TRUST SECURITIZATION 2005-1


                            By:      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                     not in its individual capacity but solely
                                     as Owner Trustee


                                     By: /s/ Eve D. Kaplan
                                     ---------------------------------------
                                     Name:  Eve D. Kaplan
                                     Title: Vice President


                            U.S. BANK NATIONAL ASSOCIATION, as
                            Master Servicer


                                     By: /s/ Eve D. Kaplan
                                     ---------------------------------------
                                     Name:  Eve D. Kaplan
                                     Title: Vice President


                            HSBC BANK USA, NATIONAL ASSOCIATION,
                            not in its individual capacity but solely as Indenture Trustee


                                     By: /s/ Wendy Zhang
                                     ---------------------------------------
                                     Name:  Wendy Zhang
                                     Title: Assistant Vice President


                             MERRILL LYNCH BANK USA, as Administrator


                                     By: /s/ John F. Blackburn
                                     ---------------------------------------
                                     Name:  John F. Blackburn
                                     Title: Authorized Signatory

                                  EXHIBIT A
                                  ---------

                           Administrator Guarantee

                                  [On File.]